SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 3, 2010 (September 3, 2010)

Date of Report (Date of earliest event reported)

INERGY HOLDINGS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-34663	43-1792470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Inergy Holdings, L.P. (the “Company” or “Holdings”) is filing this Current Report on Form 8-K (this “Form 8-K”) to retrospectively adjust portions of the Company’s Annual Report on Form 10-K for the year ended September 30, 2009, filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2009 (the “2009 Form 10-K”), to reflect the following:

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The Company’s adoption of FASB Accounting Standards Codification Subtopic 810-10 (“ASC 810-10”), originally issued as SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements—an amendment of ARB No. 51”. ASC 810-10 was issued in December 2007 and requires that accounting and reporting for minority interests will be recharacterized as non-controlling interests and classified as a component of equity.

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In May 2010, the Company’s board of directors approved a three-for-one split of its outstanding limited partnership units. The unit split entitled unitholders of record at the close of business on May 24, 2010, to receive two additional limited partnership units for each limited partnership unit held. The split was effective June 1, 2010.

While the Company filed the 2009 Form 10-K within the rules and circumstances that were in effect at the time the 2009 Form 10-K was filed, the Company is now choosing to retroactively restate the 2009 Form 10-K to reflect the effect the adoption of ASC 810-10 and the three-for-one stock split would have had on the Company had they been in effect at the time. By doing so, it provides greater clarity to comparative statements.

ASC 810-10 establishes accounting and reporting standards for noncontrolling interest (previously referred to as minority interest) in a subsidiary which are applied retrospectively for all periods presented. Upon the adoption of ASC 810-10, the Company retrospectively changed its classification and presentation of its noncontrolling interest. The adoption of ASC 810-10 had no effect on the Company’s results of operations attributable to controlling interest, earnings (losses) per unit, cash flow from operating activities or any asset or liability account.

The following Items of the 2009 Form 10-K are being revised retrospectively, as indicated:

•	Part II, Item 6, Selected Financial Data, unit and per unit data is being revised to reflect the retrospective effect of a three-for-one stock split.

•	Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, is being revised to reflect the retrospective adoption of ASC 810-10.

•	Part IV, Item 15, Exhibits and Financial Statement Schedules, is being revised as follows:

•	The Financial Statements and Note 2 thereto are being revised to reflect the retrospective application of ASC 810-10;

•	The Financial Statements and Note 10, Note 11 and Note 16 thereto are being revised to reflect the retrospective effect of a three-for-one stock split;

•	Note 19 is being updated to reflect the signing of an Agreement and Plan of Merger dated August 7, 2010; and

•	Ernst & Young LLP’s reissued Report of Independent Registered Public Accounting Firm is included in place of the original report.

By making the changes to the foregoing Items reflected in Exhibit 99.1 of this Form 8-K, the Company has generally not updated the information contained in the 2009 Form 10-K as of any date after the 2009 Annual Report was filed on November 30, 2009, and this Form 8-K does not reflect any other events or developments that occurred after that date, and does not modify or update the disclosures therein in any way, except as described in the foregoing bullets. Without limiting the generality of the foregoing, except as described above, this filing does not purport to update Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, contained in the 2009 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management after the 2009 Form 10-K was filed.

The foregoing Items, as revised, are attached as Exhibit 99.1 to this Form 8-K. The description above is qualified in its entirety by reference to the full text of Exhibit 99.1 hereto which is incorporated herein by reference.

The specific Items included in Exhibit 99.1 hereto, including the financial statements and notes thereto, supersede the corresponding Items included in Holdings 2009 Annual Report. Other than as set forth in Exhibit 99.1, the 2009 Form 10-K remains unchanged.

The information in this Form 8-K should be read in conjunction with the 2009 Form 10-K, Form 10-Q’s and other documents filed by the Company with the SEC subsequent to November 30, 2009. The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2009 Form 10-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP
99.1	Updates to Holdings’ 2009 Annual Report on Form 10-K:
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 15. Exhibits and Financial Statement Schedules

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY HOLDINGS, L.P.

	By:	INERGY HOLDINGS GP, LLC, Its General Partner

Date: September 3, 2010	By:	/S/ LAURA L. OZENBERGER
Laura L. Ozenberger Sr. Vice President - General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP
99.1	Updates to Holdings’ 2009 Annual Report on Form 10-K:
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 15. Exhibits and Financial Statement Schedules

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